Assets held for sale	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Assets held for sale
Assets held for sale
Equipment disposal decisions are made using an approach in which a target life is set for each type of equipment. The target life is based on the manufacturer’s recommendations and the Company’s past experience in the various operating environments. Once a piece of equipment reaches its target life it is evaluated to determine if disposal is warranted based on its expected operating cost and reliability in its current state. If the expected operating cost exceeds the target operating cost for the fleet or if the expected reliability is lower than the target reliability of the fleet, the unit is considered for disposal. Expected operating costs and reliability are based on the past history of the unit and experience in the various operating environments.
The balance of assets held for sale is comprised as follows:

	December 31, 2015	December 31, 2014
Contract-specific equipment sold to long-term customer	$—	$29,400
Equipment	180	189
	$180	$29,589

Included in assets held for sale at December 31, 2014 were contract-specific equipment with a carrying value of $29,400 which were sold to a long-term customer on January 2, 2015.
During the year ended December 31, 2015, impairment of assets held for sale amounting to $1,384 has been included in depreciation expense in the Consolidated Statements of Operations (2014 – $3,461; 2013 - $3,097). The write-down is the amount by which the carrying value of the related assets exceeded their fair value less costs to sell. The gain on disposal of assets held for sale was $152 for the year ended December 31, 2015 (2014 – gain of $86; 2013 - loss of $2,212).